EXHIBIT 99.1


                               [HANOVER GRAPHIC]

FOR IMMEDIATE RELEASE

CONTACT: Hanover Direct, Inc                            The MWW Group
         Charles Blue                                   Rich Tauberman
         S.V.P. & Chief Financial Officer               Tel: (201) 507-9500
         Tel: (201) 272-3389


                 HANOVER DIRECT REPORTS PROFITABLE FIRST QUARTER

EDGEWATER, NJ, May 11, 2004 -Hanover Direct, Inc. today announced operating results for the 13- week period ended March 27, 2004.

The Company reported net income applicable to common shareholders of $0.4 million for the 13- weeks ended March 27, 2004, an improvement of $3.9 million over a reported loss of $3.5 million for the comparable period in 2003. The improvement is primarily attributable to the elimination of the preferred stock dividend accretion related to the Series B Participating Preferred Stock, which was part of the Chelsey Recapitalization consummated on November 30, 2003.

Total net revenues for the 13- weeks ended March 27, 2004 were $95.3 million, a decrease of $7.2 million (7.0%), from the comparable period in the prior year. The decline was primarily attributable to a reduction in circulation for one of the Company's brands in order to limit the investment in catalog production costs and working capital necessary to maintain inventory for this brand. The majority of this reduction occurred in the first quarter of 2004; however, it is expected that there will be a continuation of this trend, albeit at a lower rate of decline in sales, for the balance of 2004.

The Company reported a net income applicable to common shareholders of $0.4 million, or $0.00 per share, for the 13- weeks ended March 27, 2004, compared with a net loss of $3.4 million, or $0.02 per share, for the comparable period in the prior year. These amounts were calculated after deducting earnings attributable to preferred stockholders of $1,000 and preferred dividends and accretion of $3.6 million for the 13- weeks ended March 27, 2004 and March 29, 2003, respectively. The weighted average number of shares of common stock outstanding was 220,173,633 and 138,315,800 for the 13-week


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period ended March 27, 2004 and March 29, 2003, respectively. This increase in weighted average shares was primarily a result of the Chelsey Recapitalization.

The $3.9 million increase in net income was primarily due to:

     o A favorable impact of $3.6 million due to the Chelsey Recapitalization and exchange of the Series B Participating Preferred Stock for the Series C Participating Preferred Stock with Chelsey. During the 13-weeks ended March 29, 2003 Preferred Stock dividends and accretion were recorded relating to the Series B Participating Preferred Stock. The Series C Participating Preferred Stock has been recorded at the maximum amount of future cash payments; thus, the Company is currently not required to record interest expense relating to the Series C Participating Preferred Stock;

     o A favorable impact of $1.8 million comprising continued reductions in cost of sales and operating expenses and general and administrative expenses and a decrease in depreciation and amortization;

     o A favorable impact of $0.5 million due to reductions in interest resulting from lower average borrowings and deferred amendment fees which have become fully amortized relating to the Congress Credit Facility; and

     o A favorable impact of $0.3 million due to a reduction of special charges recorded.

     Partially offset by:

     o An unfavorable impact of $1.9 million due to the non-recurring deferred gain related to the June 29, 2001 sale of the Company's Improvements business recognized during the 13- weeks ended March 29, 2003; and

     o An unfavorable impact of $0.4 million due to reduction in variable contribution associated with the decline in net revenues.

The Company reported that Internet sales continue to demonstrate growth over the prior year reaching 32.2% of total Internet and catalog revenues for the 13-week period ended March 27, 2004. Internet net revenues for the 13- weeks ended March 27, 2004 were $28.6 million, or 12.1% above the comparable fiscal period in 2003.

Due to recent changes in management, the Company is postponing the 2004 Annual Meeting of Stockholders scheduled to be held on June 3, 2004 until later in the summer. The Company intends to review the Fiscal 2004 first half operating results at that time rather than at a conference call at this time.

ABOUT HANOVER DIRECT, INC.

Hanover Direct, Inc. (AMEX: HNV) and its business units provide quality, branded merchandise through a portfolio of catalogs and e-commerce platforms to consumers, as well as a comprehensive range of Internet, e-commerce, and fulfillment services to businesses. The Company's catalog and Internet portfolio of home fashions, apparel and gift brands include Domestications, The Company Store, Company Kids, Silhouettes, International Male, Scandia Down, and Gump's By Mail. The Company owns Gump's, a retail store based in San Francisco. Each brand can be accessed on the Internet individually by name. Keystone Internet Services, LLC (www.keystoneinternet.com), the Company's third party fulfillment operation, also provides the logistical, IT and fulfillment needs of the Company's catalogs and web sites. Information on Hanover Direct, including each of its subsidiaries, can be accessed on the Internet at www.hanoverdirect.com.

================================================================================


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                      HANOVER DIRECT, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                 (IN THOUSANDS OF DOLLARS, EXCEPT SHARE AMOUNTS)

                                                                                          MARCH 27,       DECEMBER 27,
                                                                                            2004               2003
                                                                                        -----------       ------------
                                                                                        (UNAUDITED)
                                      ASSETS

CURRENT ASSETS:

      Cash and cash equivalents .....................................................     $  2,434           $  2,282

      Accounts receivable, net of allowance for doubtful accounts of
         $1,069 and $1,105, respectively ............................................       12,614             14,335

      Inventories ...................................................................       37,646             41,576

      Prepaid catalog costs .........................................................       15,305             11,808

      Other current assets ..........................................................        3,294              3,951
                                                                                          --------           --------

         Total Current Assets .......................................................       71,293             73,952
                                                                                          --------           --------

PROPERTY AND EQUIPMENT, AT COST:

      Land ..........................................................................        4,361              4,361

      Buildings and building improvements ...........................................       18,210             18,210

      Leasehold improvements ........................................................       10,108             10,108

      Furniture, fixtures and equipment .............................................       53,331             53,212
                                                                                          --------           --------
                                                                                            86,010             85,891

      Accumulated depreciation and amortization .....................................      (59,125)           (58,113)
                                                                                          --------           --------

         Property and equipment, net ................................................       26,885             27,778
                                                                                          --------           --------
Goodwill ............................................................................        9,278              9,278

Deferred tax assets .................................................................        2,213              2,213

Other assets ........................................................................        1,742              1,575
                                                                                          --------           --------

         Total Assets ...............................................................     $111,411           $114,796
                                                                                          ========           ========


                             Continued on next page.

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                      HANOVER DIRECT, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)
                 (IN THOUSANDS OF DOLLARS, EXCEPT SHARE AMOUNTS)

                                                                                          MARCH 27,       DECEMBER 27,
                                                                                            2004               2003
                                                                                        -----------       ------------
                                                                                        (UNAUDITED)
      LIABILITIES AND SHAREHOLDERS' DEFICIENCY

CURRENT LIABILITIES:

     Short-term debt and capital lease obligations ..............................         $ 15,135           $ 13,468

     Accounts payable ...........................................................           38,499             41,880

     Accrued liabilities ........................................................           11,997             12,918

     Customer prepayments and credits ...........................................            5,866              5,485

     Deferred tax liability .....................................................            2,213              2,213
                                                                                          --------           --------
         Total Current Liabilities ..............................................           73,710             75,964
                                                                                          --------           --------
NON-CURRENT LIABILITIES:

     Long-term debt .............................................................            8,001              9,042

     Series C Participating Preferred Stock, authorized, issued and
         outstanding 564,819 shares; liquidation preference of $56,482 ..........           72,689             72,689

     Other ......................................................................            4,097              4,609
                                                                                          --------           --------

         Total Non-current Liabilities ..........................................           84,787             86,340
                                                                                          --------           --------

         Total Liabilities ......................................................          158,497            162,304
                                                                                          --------           --------

SHAREHOLDERS' DEFICIENCY:

         Common Stock, $0.66 2/3 par value, authorized 300,000,000
         shares; 222,294,562 shares issued and 220,173,633 shares outstanding ...          148,197            148,197

     Capital in excess of par value .............................................          302,436            302,432

     Accumulated deficit ........................................................         (494,373)          (494,791)
                                                                                          --------           --------
                                                                                           (43,740)           (44,162)
                                                                                          --------           --------
Less:

         Treasury stock, at cost (2,120,929 shares) .............................           (2,996)            (2,996)

     Notes receivable from sale of Common Stock .................................             (350)              (350)
                                                                                          --------           --------
         Total Shareholders' Deficiency .........................................          (47,086)           (47,508)
                                                                                          --------           --------
         Total Liabilities and Shareholders' Deficiency .........................         $111,411           $114,796
                                                                                          ========           ========


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                      HANOVER DIRECT, INC. AND SUBSIDIARIES
               CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
               (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                            FOR THE 13-WEEKS ENDED
                                                                                        ------------------------------
                                                                                          MARCH 27,       DECEMBER 27,
                                                                                            2004               2003
                                                                                        -----------       ------------
                                                                                        (UNAUDITED)
NET REVENUES ....................................................................         $ 95,312           $102,474
                                                                                          --------           --------

OPERATING COSTS AND EXPENSES:

     Cost of sales and operating expenses .......................................           59,243             65,539

     Special charges (income) ...................................................              (31)               277

     Selling expenses ...........................................................           23,276             24,453

     General and administrative expenses ........................................           10,367             11,278

     Depreciation and amortization ..............................................            1,012              1,183
                                                                                          --------           --------

                                                                                            93,867            102,730
                                                                                          --------           --------

INCOME (LOSS) FROM OPERATIONS ...................................................            1,445               (256)

     Gain on sale of Improvements ...............................................               --              1,911
                                                                                          --------           --------

INCOME BEFORE INTEREST AND INCOME TAXES .........................................            1,445              1,655

     Interest expense, net ......................................................              922              1,448
                                                                                          --------           --------

INCOME BEFORE INCOME TAXES ......................................................              523                207

     Provision for Federal income taxes .........................................               63                 --

     Provision for state income taxes ...........................................               42                 15
                                                                                          --------           --------

NET INCOME AND COMPREHENSIVE INCOME .............................................              418                192

     Preferred stock dividends ..................................................               --              3,632

     Earnings Applicable to Preferred Stock .....................................                1                 --
                                                                                          --------           --------

NET INCOME (LOSS) APPLICABLE TO COMMON
      SHAREHOLDERS ..............................................................         $    417           $ (3,440)
                                                                                          ========           ========

NET INCOME (LOSS) PER COMMON SHARE:

     Net income (loss) per common share - basic and diluted .....................         $    .00           $   (.02)
                                                                                          ========           ========

     Weighted average common shares outstanding -
       basic (thousands) ........................................................          220,174            138,316
                                                                                          ========           ========

     Weighted average common shares outstanding -
       diluted (thousands) ......................................................          220,666            138,316
                                                                                          ========           ========



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                      HANOVER DIRECT, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (IN THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                                                                            FOR THE 13-WEEKS ENDED
                                                                                        ------------------------------
                                                                                          MARCH 27,       DECEMBER 27,
                                                                                            2004               2003
                                                                                        -----------       ------------
                                                                                        (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income .......................................................................        $    418           $    192

Adjustments to reconcile net income to net cash used by operating activities:

     Depreciation and amortization, including deferred fees ......................           1,077              1,680

     Provision for doubtful accounts .............................................              87                179

     Special charges (income) ....................................................             (31)               277

     Gain on the sale of Improvements ............................................              --             (1,911)

     Gain on the sale of property and equipment ..................................              --                 (2)

     Compensation expense related to stock options ...............................               4                177

Changes in assets and liabilities:

     Accounts receivable .........................................................           1,634              3,186

     Inventories .................................................................           3,930               (294)

     Prepaid catalog costs .......................................................          (3,497)            (3,763)

     Accounts payable ............................................................          (3,381)             1,708

     Accrued liabilities .........................................................            (890)            (6,648)

     Customer prepayments and credits ............................................             381              2,178

     Other, net ..................................................................            (309)              (455)
                                                                                          --------           --------

Net cash used by operating activities ............................................            (577)            (3,496)
                                                                                          --------           --------

CASH FLOWS FROM INVESTING ACTIVITIES:

     Acquisitions of property and equipment ......................................            (119)              (546)

     Proceeds from sale of Improvements ..........................................              --              2,000

     Costs related to the early release of escrow funds ..........................              --                (89)

     Proceeds from disposal of property and equipment ............................              --                  2
                                                                                          --------           --------

Net cash (used) provided by investing activities .................................            (119)             1,367
                                                                                          --------           --------

CASH FLOWS FROM FINANCING ACTIVITIES:

     Net borrowings under Congress revolving loan facility .......................           1,759              5,270

     Payments under Congress Tranche A term loan facility ........................            (498)              (497)

     Payments under Congress Tranche B term loan facility ........................            (450)              (450)

     Payments of long-term debt and capital lease obligations ....................            (185)                (4)

     Payment of debt issuance costs ..............................................            (125)               (34)

     Refund (payment) of estimated Richemont tax obligation
       on Series B Participating Preferred Stock accretion .......................             347               (347)
                                                                                          --------           --------

Net cash provided by financing activities ........................................             848              3,938
                                                                                          --------           --------

Net increase in cash and cash equivalents ........................................             152              1,809

Cash and cash equivalents at the beginning of the year ...........................           2,282                785
                                                                                          --------           --------

Cash and cash equivalents at the end of the period ...............................        $  2,434           $  2,594
                                                                                          ========           ========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid for:

     Interest ....................................................................        $    733           $    806

     Income taxes ................................................................        $      6           $    196

Non-cash investing and financing activities:

     Series B Participating Preferred Stock redemption price increase ............        $     --           $  3,285